UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2017

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Potomac Street NW, 5th Floor Washington, DC	20007
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (202) 791-9040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 6, 2017 the Board of Directors (the “Board”) of Rentech, Inc. (the “Company”) made a determination to delist the Company’s shares of common stock from the NASDAQ Capital Market and transfer the listing of such shares to the OTCQB Market. The Company notified the NASDAQ Stock Market of its intention to voluntarily withdraw the Company’s shares of common stock from listing on the NASDAQ Capital Market. The Company intends to file a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”) on or about October 16, 2017.

 The Company anticipates that its shares of common stock will be quoted on the OTCQB market beginning October 16, 2017, and their last trading day on the NASDAQ Capital Market exchange will be October 13, 2017.  The Company can give no assurance that trading in its stock will continue on the OTC markets or on any other securities exchange or quotation medium. The delisting of the shares of common stock from the NASDAQ Capital Market could impair the liquidity and market price of the shares. Additionally, the delisting of the shares of common stock from a national exchange could materially adversely affect the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of the shares as a result of that delisting could adversely affect the Company’s ability to raise capital on terms acceptable to the Company, or at all.

A copy of the press release concerning the voluntary delisting and move to listing on the OTCQB is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s ability to delist its shares of common stock with NASDAQ. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties described in additional detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 10, 2017 entitled “Rentech to Voluntary Delist Common Shares from Nasdaq; Shares to Trade on OTCQB”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: October 10, 2017	By:	/s/ Paul Summers
Paul Summers Chief Financial Officer